UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2024
______________________________
The Baldwin Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BWIN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 28, 2024, the Delaware Court of Chancery issued an opinion (the “Chancery Court Opinion”) that certain provisions of a stockholders agreement (the “Existing Stockholders Agreement”) executed in connection with the initial public offering of The Baldwin Insurance Group, Inc. (the “Company”, “we”, “us”, or “our”) are facially invalid, but that another provision of the Existing Stockholders Agreement allows a counterparty to “demand a ‘suitable and equitable’ substitute, such as the issuance of a golden share of preferred stock.” Following the Chancery Court Opinion, a counterparty requested the issuance of such a golden share. An independent committee of the board of directors of the Company (the “Board”), advised by independent counsel, determined that entering into a contractual agreement containing substantially the same rights as those contained in the Existing Stockholders Agreement, as authorized by a newly-enacted provision of Delaware law, rather than issuance of such a golden share, would be in the best interests of us and our stockholders and, following negotiation, we entered into such an agreement on October 30, 2024 (the “New Stockholders Agreement”) with the Holders (as defined therein), which include (i) BIGH, LLC, an entity controlled by Lowry Baldwin, the Chairman of our Board and the holder of a majority of the shares of Class B common stock of the Company held by the Holders, (ii) a trust controlled by Trevor Baldwin, a member of the Board and our Chief Executive Officer, (iii) Brad Hale, our Chief Financial Officer, (iv) a trust controlled by Daniel Galbraith, a President of The Baldwin Group and our CEO of Retail Brokerage Operations, and (v) James Roche, a President of The Baldwin Group and our CEO of Underwriting, Capacity and Technology Operations.
The operative provisions of the New Stockholders Agreement will go into effect if litigation regarding the Existing Stockholders Agreement does not result in a judgment that the Existing Stockholders Agreement is valid pursuant to its terms. Once the operative provisions of the New Stockholders Agreement are in effect and for so long as the Substantial Ownership Requirement (as defined in the New Stockholders Agreement) is met, the Holders will have essentially the same rights contemplated by the Existing Stockholders Agreement, including approval rights over certain specified matters relating to us or The Baldwin Insurance Group Holdings, LLC (“Baldwin Holdings”) that must be satisfied prior to the occurrence of such specified matters, including: a merger, consolidation or sale of all or substantially all of the assets of Baldwin Holdings and its subsidiaries; any dissolution, liquidation or reorganization (including filing for bankruptcy) of Baldwin Holdings and its subsidiaries or any acquisition or disposition of any asset for consideration in excess of 5% of our and our subsidiaries’ total assets on a consolidated basis; the incurrence, guarantee, assumption or refinancing of indebtedness, or grant of a security interest, in excess of 10% of total assets (or that would cause aggregate indebtedness or guarantees thereof to exceed 10% of total assets); the issuance of certain additional equity interests of the Company, Baldwin Holdings or any of their subsidiaries for consideration in an amount exceeding $10 million (other than pursuant to an equity incentive plan that has been approved by our Board); the establishment or amendment of any equity, purchase or bonus plan for the benefit of employees, consultants, officers or directors; any capital or other expenditure in excess of 5% of total assets; the declaration or payment of dividends on Class A Common Stock or distributions by Baldwin Holdings on membership interests of Baldwin Holdings (“LLC Units”) other than tax distributions as defined in the Third Amended and Restated Limited Liability Company Agreement of Baldwin Holdings, as amended; changing the number of directors on the board (other than certain automatic changes pursuant to our certificate of incorporation); hiring, termination or replacement of, establishment of compensation (including benefits) payable to, or making other significant decisions relating to, our or Baldwin Holdings' senior management and key employees, including our Chief Executive Officer, including entry into or modification of employment agreements, adopting or modifying plans relating to any incentive securities or employee benefit plans or granting incentive securities or benefits under any existing plans; changing our or Baldwin Holdings’ jurisdiction of incorporation; changing the location of our or Baldwin Holdings’ headquarters; changing our or Baldwin Holdings’ name; changing our or Baldwin Holdings’ fiscal year; changing our public accounting firm; amendments to our or Baldwin Holdings’ governing documents; and adopting a shareholder rights plan. Furthermore, the New Stockholders Agreement provides that, for so long as the Substantial Ownership Requirement is met, the Holders may designate the nominees for a majority of the members of our board of directors, including the Chairman of our board of directors.

The foregoing description of the New Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Stockholders Agreement, attached hereto as Exhibit 10.1, which is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
The independent committee also recommended to the Board, and, concurrently with the entry into the New Stockholders Agreement, the Board adopted, the First Amendment to the Second Amended and Restated By-laws of the Company (the “By-law Amendment”) that (x) disband the independent committee of the Board established pursuant to Section 4.02 of the By-laws once the operative provisions of the New Stockholders Agreement are in effect and (y) provide the Holders with approval rights over certain specified matters relating to the Company’s senior management that must be satisfied prior to the occurrence of such specified matters.
The foregoing descriptions of the New Stockholders Agreement and the By-law Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, attached hereto as Exhibits 10.1 and 3.1, respectively, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	First Amendment to the Second Amended and Restated By-laws of The Baldwin Insurance Group, Inc.
10.1	Stockholders Agreement, dated as of October 30, 2024, by and among The Baldwin Insurance Group, Inc. and the Holders (as defined therein)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Baldwin Insurance Group, Inc.

Date: October 30, 2024	By:	/s/ Bradford L. Hale
		Name:	Bradford L. Hale
		Title:	Chief Financial Officer